UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2021
AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313)	758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – Corporate Governance and Management

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 15, 2021, the board of directors of American Axle & Manufacturing Holdings, Inc. ("AAM") approved the American Axle & Manufacturing Holdings, Inc. Amended and Restated 2018 Omnibus Incentive Plan (the "Plan"), subject to the approval of stockholders. On May 6, 2021, at AAM's 2021 annual meeting of stockholders, our stockholders approved the Plan. For a description of the Plan, please see "Proposal 3 - Approval of American Axle & Manufacturing Holdings, Inc. Amended and Restated 2018 Omnibus Incentive Plan" in AAM's Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 25, 2021.

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 6, 2021, AAM held its annual meeting of stockholders. At the meeting, AAM’s stockholders voted on four proposals and cast their votes as shown below.

Proposal 1: Election of Directors

The following directors were nominated to serve for three-year terms expiring at the annual meeting of stockholders in 2024. Results of the election are shown below.

	Number of Votes

Nominee	For	Against	Abstain	Broker Non Votes
David C. Dauch	89,720,629	3,005,549	42,011	6,798,483
William L. Kozyra	88,659,691	4,073,431	35,067	6,798,483
Peter D. Lyons	88,690,329	4,043,186	34,674	6,798,483
Samuel Valenti III	88,687,014	4,045,374	35,801	6,798,483

Proposal 2: Advisory vote on named executive officer compensation

AAM’s stockholders voted for, on a non-binding advisory basis, the compensation of AAM’s named executive officers, by the vote shown below.

Number of Votes

For	86,401,495
Against	6,256,161
Abstain	110,533
Broker Non Votes	6,798,483

Proposal 3: Approval of the American Axle & Manufacturing Holdings, Inc. Amended and Restated Omnibus Incentive Plan

AAM’s stockholders voted to approve the Plan by the vote shown below.

Number of Votes

For	62,981,852
Against	29,731,551
Abstain	54,786
Broker Non Votes	6,798,483

Proposal 3: Ratification of appointment of Deloitte & Touche LLP as AAM’s independent registered public accounting firm for the year ending December 31, 2021

The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved with the votes shown below.

Number of Votes

For	97,335,235
Against	2,199,113
Abstain	32,324

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date:	May 12, 2021	By:	/s/ David E. Barnes
David E. Barnes
Vice President, General Counsel & Secretary